Fees Summary	Jul. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 71,721,775.50
Previously Paid Amount	0
Total Fee Amount	10,980.58
Total Offset Amount	0
Net Fee	$ 10,980.58